Exhibit 99.1

Vignette Reports First Quarter 2008 Financial Results

Challenging quarter in North America overshadows progress around products and services

AUSTIN, Texas--(BUSINESS WIRE)--Vignette Corporation (NASDAQ: VIGN) today announced that total revenue for the first quarter 2008 was $44.8 million, a decrease of 6.0% from the first quarter of 2007. GAAP net loss for the quarter was $0.8 million, versus a profit of $4.8 million in the same period last year. Diluted EPS for the quarter was ($0.03) versus $0.16 last year. Vignette generated $10.1 million of cash flow from operations during the quarter.

Vignette's non-GAAP net income for the first quarter 2008 was $1.8 million, a decrease of 74% from the first quarter of 2007. Non-GAAP diluted EPS for the quarter was $0.07 versus $0.24 last year. Non-GAAP results exclude purchased in-process research and development, acquisition-related charges, stock option expense, amortization expense for certain intangible assets and one-time charges and gains.

“Our business remains volatile on a quarter by quarter basis,” said Mike Aviles, president and CEO of Vignette. “We need stronger focus and more consistent results from our sales and marketing efforts. License revenue in North America was particularly challenging for us in the first quarter; however, services were strong, and we continue to make good progress around our technology. Customer satisfaction and renewal rates are up. We announced several new products during the quarter and added integrated video content management capabilities with the acquisition of Vidavee.”

New Business

Vignette recognized orders from new and existing customers during the quarter including American Express Travel Related Services, Australian Unity, Canberra Hospital (AUS), Columbian Mutual Life Insurance, Fox News Network LLC, George Washington University, Government Employees Super Board (AUS), Internal Revenue Services, Maximus, Methodist Healthcare, National Geographic, Paraccel, Inc., Parker Hannifin Corporation, Regents of the University of California, RWD Technologies, Sasktel, Santa Clara County Assessor’s Office, Sydney Water Distribution (AUS), System Development Integration (SDI), TAM Lineas Aereas (S.A.), Wescorp and Yellow Pages Group Limited (AUS).

Products and Innovation

Vignette expanded its Web Experience Platform with a series of new and enhanced product releases. The integrated platform provides organizations the ability to uniquely deliver fast, personal, social and multichannel Web experiences. Vignette announced the following products during the past several months:

  Vignette Rich Media Services provides enhanced features specific to the management of images, podcasts, video metadata, Adobe Flash and other rich Internet applications (RIA). This solution allows editors who work with rich media to streamline the management of libraries, metadata tagging, approval and publishing. The latest product release features enhanced metadata capturing, right-to-left language support and an optional desktop client for simpler image manipulation.
  Vignette High Performance Delivery (HPD) provides caching technology for Web sites that need to be dynamic, personal and fast. HPD is designed to deliver fresh, customized content without the high cost of hardware or slow site performance. Through a unique, integrated combination of real-time caching and intelligent cache management capabilities, HPD enables organizations with high traffic, content-centric sites to improve dynamic Web site scalability and performance while potentially reducing costs.

  Vignette Recommendations helps organizations deliver more targeted Web experiences and can help increase the profitability of the online channel by providing content recommendations, product recommendations and social search functionality. Vignette Recommendations determines which content like-minded peers find useful and displays the best search results, content links, products, rich media or support articles that meet the user’s intent.
  Vignette Web analytics, powered by integration with Omniture SiteCatalyst, helps organizations gain deeper insight to how content is being used and consumed. Vignette analytics can identify and promote high-value content such as portlets, wikis and blogs which are attributes of a superior Web experience. By continually evaluating and refining content offerings, organizations can improve the user experience and positively impact loyalty and satisfaction.
  Vignette Community Services helps organizations strengthen their brand and connect with key audiences by making Web 2.0 capabilities such as ratings, reviews, commenting and tagging, available in a single platform that can be added to virtually any Web environment.
  Vignette Community Applications, available later this year, enables organizations to add features like blogs, wikis and forums to any Web property to improve transparency, increase interaction and build customized communities to better engage their target audiences.

Vignette Acquires Video Publishing Capability

Vignette has closed the acquisition of privately-held Vidavee, a video Web services company that enables Web publishers to easily upload, share, analyze and monetize Internet video content. Video is one of the most rapidly adopted strategies for organizations to create compelling Web experiences and build rich communities. Vignette now offers Vidavee's unique video publishing technologies through a Software as a Service model. In the future, integrations with Vignette Rich Media Services will provide capabilities to ingest, manage, transcode and deliver video and other Web content through a single workflow and user interface.

Vignette Announces New Senior Vice President of Products and Marketing

Dave Dutch will join the company as senior vice president of products and marketing, effective April 28. Dutch has a solid 20-year track record across software, marketing, strategy and operations. Prior to Vignette, he was responsible for strategy and coordination of sales, marketing and product management at Level 3 Communications. Before joining Level 3, Dutch was president and CEO of Networkcar, Inc., a subsidiary of Reynolds & Reynolds. Dutch also served as senior vice president and COO for CoreComm Ltd. and was a management consultant with A.T. Kearney.

Dutch began his career in the U.S. Navy as a special operations officer. He holds an M.B.A. in corporate finance from Michigan State University and a B.S. in Ocean Physics from the U.S. Naval Academy.

Vignette Days

Vignette Days provide customers with an interactive environment to network with industry peers and colleagues to better understand how organizations are developing and deploying Vignette solutions. These events also feature tips and tricks from Vignette experts and offer a look at the product roadmap. Vignette Days are currently scheduled in the Northern California, Atlanta, Chicago, Washington DC, New England and Philadelphia. Dates and locations are available at http://www.vignette.com.

Stock Repurchase Program

In the first quarter, Vignette extended the stock buyback program it began in November 2006. During the quarter, Vignette purchased an additional 1.26 million shares of common stock on the open market at an average price of $13.86.

Q2 2008 Financial Outlook

Vignette currently anticipates second quarter 2008 revenue to be between $45 million and $50 million. Second quarter 2008 GAAP net income is currently expected to be between $(0.05) and $0.05 per share on a fully diluted basis. The company expects second quarter 2008 non-GAAP net income per share to be between $0.06 and $0.16 per share on a fully diluted basis. For a discussion of factors that could cause actual results to differ materially from these targets, see 'Forward-Looking Statements' below.

Conference Call Details

Vignette will host a conference call and live Webcast regarding its first-quarter financial results on Wednesday, April 23, 2008, at 5:00 p.m. EDT. To access the Webcast, visit the Investor Relations section of Vignette’s Web site.

If you are not able to access the live Webcast, dial-in information is as follows:

Dial-in number: 888-201-0273
International Dial-in: 706-634-9519
Call title: Vignette Financial Results

The Webcast and conference call will be archived and available for replay from Wednesday, April 23, 2008, at 6:00 p.m. EDT to Friday, May 23, at 11:59 p.m. EDT. The replay information is as follows:

Toll-free number: 800-642-1687
International number: 706-645-9291
Access code: 39855873

Non-GAAP Financial Measures

The Company believes non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities.

A reconciliation of net income calculated in accordance with GAAP and non-GAAP net income is provided in the tables immediately following the consolidated statement of operations. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

About Vignette

Vignette helps organizations improve the way they connect online with their key audiences by providing software for building great online experiences and managing the content that fuels those experiences. Vignette pioneered the Web Content Management space more than a decade ago, and today our customers include some of the world’s most prominent brands in virtually every industry. Vignette is headquartered in Austin, Texas with operations worldwide. Visit www.vignette.com.

Forward-Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements including statements regarding the Company’s expectations, beliefs, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding Vignette’s products, future sales, market growth and competition. All forward-looking statements included in this press release are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Actual results could differ materially from the Company’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to, Future Losses, Limited Operating History, Fluctuation of Quarterly Revenues and Operating Results, Acquisition Integration, Competition, Dependence on a Small Number of Large Orders, Lengthy Sales Cycle and Product Implementation, Market Awareness of Our Product, Rapid Changes in Technology and New Products, and other factors and risks discussed in the Company’s reports filed from time to time with the Securities and Exchange Commission.

Vignette and the V Logo are trademarks or registered trademarks of Vignette Corp. in the United States and other countries.

All other names are the trademarks or registered trademarks of their respective companies.

VIGNETTE CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) in thousands

	March 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$98,818	$94,201
Short-term investments	61,881	53,976
Accounts receivable, net of allowance of $1,554 and $2,133, respectively	23,890	37,229
Prepaid expenses and other current assets	6,643	5,336

Total current assets	191,232	190,742
Property and equipment, net	6,394	6,673
Long-term investments	13,737	33,521
Goodwill	115,808	115,808
Other intangible assets, net	15,429	17,500
Other assets	12,591	13,889

Total assets	$355,191	$378,133

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$29,970	$38,155
Deferred revenue	37,286	36,047
Other current liabilities	4,468	4,398

Total current liabilities	71,724	78,600
Long-term liabilities, less current portion	2,447	2,701

Total liabilities	74,171	81,301
Shareholders’ equity:
Common stock, $0.01 par value; 500,000,000 shares authorized; 24,550,469 and 25,797,102 shares issued and outstanding at March 31, 2008 and December 31, 2007, respectively (net of treasury shares of 6,296,068 and 5,015,639 as of March 31, 2008 and December 31, 2007, respectively)	246	258
Additional paid-in capital	2,666,077	2,681,677
Accumulated other comprehensive income	3,340	2,701
Retained earnings	(2,388,643)	(2,387,804)

Total shareholders’ equity	281,020	296,832
Total liabilities and shareholders’ equity	$355,191	$378,133

VIGNETTE CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) in thousands, except per share data

	Three Months Ended March 31,
	2008	2007
Revenue:
Product license	$9,741	$15,339
Services	35,011	32,249

Total revenue	44,752	47,588
Cost of revenue:
Product license	474	210
Amortization of acquired technology	1,254	1,254
Services	15,852	16,018

Total cost of revenue	17,580	17,482

Gross profit	27,172	30,106
Operating expenses:
Research and development	8,399	7,873
Sales and marketing	15,373	13,973
General and administrative	4,790	5,194
Business restructuring (benefit) charges	(2)	(107)
Amortization of intangible assets	817	846

Total operating expenses	29,377	27,779

Income (loss) from operations	(2,205)	2,327
Other income, net	1,821	2,883

Income (loss) before provision for income taxes	(384)	5,210
Provision for income taxes	455	426

Net income (loss)	$(839)	$4,784

Basic net income (loss) per share	$(0.03)	$0.17

Diluted net income (loss) per share	$(0.03)	$0.16

Shares used in computing basic net income (loss) per common share	24,372	28,810
Shares used in computing diluted net income (loss) per common share	24,372	29,067

About Non-GAAP Financial Measures

The Company provides non-GAAP measures for net income, operating income and net income per share data as supplemental information regarding the Company’s core business operational performance. The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, amortization expense for certain acquired intangible assets and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. Second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts. However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results. In addition, items such as amortization expense for certain intangible assets, stock compensation charges and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

VIGNETTE CORPORATION

RECONCILIATION OF UNAUDITED GAAP OPERATING INCOME (LOSS), NET INCOME (LOSS) AND NET INCOME (LOSS) PER SHARE TO NON-GAAP OPERATING INCOME (LOSS), NET INCOME (LOSS) AND NET INCOME (LOSS) PER SHARE

(Unaudited)

in thousands, except per share data

	Three Months Ended March 31,
	2008	2007
GAAP Operating Income (Loss)	$(2,205)	$2,327
Amortization of acquired technology	1,254	1,254
Stock option expense (a)	566	383
Business restructuring charges (benefits)	(2)	(107)
Amortization of intangible assets	817	846

Adjusted Operating Income	430	4,703

GAAP Net Income (Loss)	(839)	4,784
Amortization of acquired technology	1,254	1,254
Stock option expense (a)	566	383
Business restructuring charges (benefits)	(2)	(107)
Amortization of intangible assets	817	846
Gain on sale of patent	-	(263)
Purchase accounting credit	-	-

Adjusted Net Income	1,796	6,897

GAAP Net Income (Loss) Per Share (diluted)	(0.03)	0.16
Adjusted Net Income (Loss) Per Share (diluted)	$0.07	$0.24

Shares used in computing net income (loss) per share:
Diluted	24,541	29,067

Supplemental Disclosure

(a) For the three months ended March 31, 2008 and March 31, 2007 the company excluded stock option expense of $566 thousand and $383 thousand, respectively, in its non-GAAP results which was attributable to the following cost categories: Cost of revenue services $40 thousand and $17 thousand, respectively; Research and development $103 thousand and $43 thousand, respectively; Sales and marketing $62 thousand and $45 thousand, respectively; and General and administrative $361 thousand and $278 thousand, respectively.

The Company provides non-GAAP measures for net income, operating income and net income per share data as supplemental information regarding the Company’s core business operational performance. The Company believes that these non-GAAP financial measures are useful to investors because they exclude certain non-operating or non-recurring charges. The Company’s management excludes these non-operating or non-recurring charges when it internally evaluates the performance of the Company’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation. In addition, these non-GAAP measures more closely reflect the essential revenue generation activities of the Company and the direct operating expenses (resulting in or from cash expenditures) needed to perform these revenue generating activities. Accordingly, management excludes amortization of acquired technology, stock-based compensation related to employee stock options, amortization expense for certain acquired intangible assets and one-time charges and gains.

The Company believes that providing the non-GAAP measures that management uses is useful to investors for two primary reasons. First, it provides a consistent basis for investors to understand the Company’s financial performance on a trended basis across many historical periods, particularly given the adoption of SFAS 123R at the beginning of fiscal year 2006 and the changes it has introduced for calculating stock-based compensation expenses relative to prior periods. Second, it allows investors to evaluate the Company’s performance using the same methodology and information as that used by the Company’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, US GAAP and therefore the Company’s definition or interpretation may be different from similar non-GAAP measures used by other companies and independent financial analysts. However, the Company’s management compensates for these limitations by providing the relevant and detailed disclosure of the items excluded in the calculation of non-GAAP net income and net income per share, which should be supplementaly considered when evaluating the Company’s results. In addition, items such as amortization expense for certain intangible assets, stock compensation charges and one-time charges and gains that are excluded from non-GAAP net income and earnings per share can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. The Company has historically provided non-GAAP measures to investors to supplement its GAAP results in order to help investors evaluate the company's core operating performance the way management does.

CONTACT:
Vignette Corporation, Austin
Investor Contact:
Pat Kelly, 512-741-4727
Chief Financial Officer
pat.kelly@vignette.com
or
Media Contact:
David Tishgart, 512-741-4871
Senior Manager, Public Relations
david.tishgart@vignette.com